SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  July 16, 1999

                    ----------------------------------------


                            THERMO VISION CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-13391                     04-3296594
(State or other               (Commission                (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)



8 East Forge Parkway
Franklin, Massachusetts                                        02038
(Address of principal executive offices)                    (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Vision Corporation's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: technological change, acquisition strategy, intense competition, potential adverse effect of significant international sales, supplier and vendor relationships, intellectual property rights, semiconductor industry volatility, and the potential impact of the year 2000 on processing date-sensitive information.

Item 2.     Acquisition or Disposition of Assets

      On July 16, 1999, Thermo Vision Corporation (the "Company") acquired the non-telecommunications thin-film optical filter business (the "Business") of Corning-OCA Corporation from Corning-OCA Corporation (the "Seller"). The Business manufactures optical filters and assemblies in the ultra-violet, visible, NIR and IR portions of the electromagnetic spectrum. Common applications for the manufactured filters are clinical chemistry, scientific instruments, bar code scanners, color measurement, intrusion detection, laser protection and process control equipment.

      The acquisition was made pursuant to a Purchase and Sale Agreement dated May 12, 1999 (as amended, the "Agreement"), between the Seller and the Company. The purchase price for the Business was $4,000,000 of which $1,000,000 was paid on May 12, 1999, the date of execution of the Agreement, with the $3,000,000 balance paid on the July 16 closing date. The purchase price paid was based on the Company's determination of the fair market value of the Business, and the terms and conditions of the Agreement were determined by arms-length negotiation among the parties. The source of the purchase price was internal cash.

      The Company has no present intention to use the assets of the Business for purposes materially different from the purposes for which the assets were used prior to the sale transaction. However, the Company does plan to move the assets from their current location to the Company's principal place of business. In addition, the Company will continue to review the Business, including the assets acquired, operations, properties, policies, management and personnel and, upon completion of this review, may develop additional or alternative plans or proposals.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: Information meeting the requirements of this Item 7(a) will be filed by amendment within the time period permitted by Item 7(a)(4) of Form 8-K.

      (b)   Pro   Forma   Financial   Information:   Information   meeting   the
            requirements of this Item 7(b) will be filed by amendment within the time period permitted by Item 7(a)(4) of Form 8-K.

      (c)   Exhibits

            2.1 Purchase and Sale Agreement, dated as of May 12, 1999, by and between Thermo Vision Corporation and Corning OCA Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, schedules and exhibits to this Agreement have been omitted. The Company hereby undertakes to furnish supplementally a copy of such schedules and exhibits to the Commission upon request.

            2.2 Amendment Agreement dated July 15, 1999 between Thermo Vision Corporation and Corning OCA Corporation.

            99    Company's Press Release dated May 14, 1999.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 28th day of July, 1999.



                                        THERMO VISION CORPORATION


                                        By:  /s/ Theo Melas-Kyriazi
                                           -------------------------------
                                             Theo Melas-Kyriazi
                                             Chief Financial Officer